EXHIBIT 10.21



Meridian Bank       Meridian Bank has merged          Promissory Note (Business)
                    with CoreStates Bank, N.A.
$ 560,000.00                                          March 26, 1998
------------------                                    ------------------------

FOR VALUE RECEIVED, Undersigned, intending to be legally bound, promises to pay to the order of Meridian Bank ("Bank"), a Pennsylvania banking corporation having an office at 35 North Sixth Street, Reading, Pennsylvania, the principal sum of Five Hundred Sixty Thousand and 00/100 Dollars payable as provided below, with interest accruing at the rate of the Bank's National Commercial Rate +
 .50% per annum until paid. Interest shall be computed on the basis of the actual number of day in the calendar year divided by 360.

     If the interest rate set forth above is referenced to either Bank's National Commercial Rate, Local Commercial Rate or Agricultural Commercial Rate, Undersigned acknowledges and agrees that (i) such referenced rate is a floating annual rate of interest that is designated from time to time by Bank as the "National Commercial Rate," "Local Commercial Rate" or "Agricultural Commercial Rate," as the case may be, and is used by Bank as a reference rate with respect to different interest rates charged to borrower; (ii) the rate of interest payable hereunder shall change simultaneously and automatically upon any change in such referenced rate; and (iii) such referenced rate may not be the lowest rate at which Bank makes loans to other borrowers.

REPAYMENT TERMS

     1. (Single Principal Payment Loan) Interest on the unpaid principal is due and payable monthly beginning April 30, 1998 . The full sum of the unpaid principal and interest is due and payable on September 3, 1998 .

     2.  (Discounted  Time  Note)  The  full sum is due and  payable  in days on
         _______________.

     3.  (Demand  Loan)  Interest  on the unpaid  principal  is due and  payable
         _______________ beginning __________. The full sum of the unpaid principal and interest is due and payable on demand.

     4. (Credit Availability) Interest on the unpaid principal is due and payable _______________ beginning _______________. The full sum of the unpaid principal and interest is due and payable on _______________. Bank may make advances and readvances to Undersigned as Undersigned may request in accordance with, and subject to, the provisions of this Note and any other agreements, documents or instruments executed in connection herewith and related thereto, and any extensions, modifications or renewals thereof and substitutions therefor, provided however, that the credit so extended shall not exceed the principal sum stated above and such commitment may terminate at Bank's option.

     5. (Installment Loan) Principal and interest are due and payable in __________ consecutive _______________ installments of $_______________
         each, beginning _______________. One final payment of any remaining unpaid principal and interest is due and payable on _______________.

     6. (Principal Plus Interest Loan) Principal is due and payable in __________ consecutive _______________ installments of $_______________
         each, beginning _______________. Interest on the unpaid principal is due and payable _______________ beginning _______________. One final payment of $_______________ together with any remaining principal and accrued interest is due and payable on _______________.

         Undersigned authorizes Bank to charge its deposit account #_______________ for the payment of principal and/or interest hereunder. Undersigned shall owe a late payment charge equal to the greater of 5% of the unpaid amount of any scheduled payment or $15.00, whenever payment of the entire amount due on any date is not received by Bank on such date.

LIABILITIES

     The term "Liabilities" means the principal and interest evidenced by this note and all other liabilities of Undersigned to Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, whether created directly or acquired by assignment or otherwise, including all past and future advances or readvances, and any extensions, modifications or renewals thereof and substitutions therefor; all amounts advanced by Bank hereunder on behalf of Undersigned; all late charges, penalties, fees and other such sums due under this Note or otherwise; all liabilities (including Professional Fees and Costs, as hereinafter defined) incurred by Bank arising from or related to any hazardous materials or dangerous environmental conditions at any real property owned or occupied by Undersigned; and all of Bank's costs and expenses incurred in connection with the enforcement and collection of the foregoing liabilities, whether or not suit is instituted, and whether or not bankruptcy or insolvency proceedings have been instituted by or against Undersigned, including, without limitation, reasonable fees and costs of attorneys, appraisers, accountants, consultants and other professionals ("Professional Fees and Costs"). All amounts advanced by Bank hereunder on behalf of Undersigned and all other fees, costs, and expenses incurred by Bank and included in the Liabilities shall be due and payable upon demand, with interest at an annual rate which shall be two percent (2%) above the rate of interest otherwise payable hereunder, from the date of payment by Bank until paid in full.

COLLATERAL

     All Collateral (as defined) is security for the Liabilities. The term "Collateral" includes all tangible and intangible property (i) described in any mortgage or other security document separately executed by Undersigned in connection with the Liabilities in favor of Bank ("Security Documents") , and
(ii) in which Undersigned has granted a security interest to Bank pursuant to this Note. Undersigned grants Bank a security interest in all monies, securities and other property of Undersigned and the proceeds thereof, now or hereafter in the possession or custody of, or in transit to, Bank, or any of its affiliates or subsidiaries, for safekeeping, collection, pledge or any other purpose including, without limitation, all deposits (whether general or special) and credits now or hereafter maintained by Undersigned with Bank, or any of its affiliates or subsidiaries, and in any claims of Undersigned against Bank, or any of its affiliates or subsidiaries, and Bank may, at its option and without notice, set off toward the payment of any Liabilities, in such order as Bank may determine, the balance of each such account with, and each claim against Bank, or any of its affiliates or subsidiaries. Bank is deemed to have exercised such right of set off and to have made a charge against any such account immediately upon the occurrence of a Default (as hereinafter defined) even though such charge is made or entered on the books subsequently by Bank. Bank has, but is not limited to, the right at any time and from time to time, without notice to:
(a) pledge, assign or transfer this Note or the Collateral or any portion thereof; (b) transfer into its own name or that of its nominee all or any part of the Collateral; (c) exercise voting rights on any Collateral; (d) take control of the proceeds of any Collateral.

DEFAULT

     The occurrence of any one or more of the following shall constitute a Default by the Undersigned: (a) non-payment of any of the Liabilities, or any portion thereof, when and in the manner due, whether by acceleration or otherwise; (b) failure by Undersigned to observe or perform any covenant, agreement, condition or term of any agreement, document or Security Document executed and delivered by Undersigned in connection with any of the Liabilities;
(c) breach by any of Undersigned of any obligation or duty to Bank; (d) any representation or warranty in any financial or other statement, schedule, certificate or other document delivered to Bank by or on behalf of Undersigned shall prove to be false, misleading or incomplete in any material respect; (e) a material adverse change occurs in the financial condition of Undersigned which is unacceptable to Bank in its sole discretion from the condition most recently disclosed to Bank in any manner; (f) Undersigned dies, dissolves, liquidates, merges, reorganizes, changes its name, sells or otherwise disposes of substantially all of its assets or ceases to conduct operations, or prepares or attempts to do any of the foregoing; (g) a trustee or receiver is appointed for Undersigned or for a substantial part of its property, or Undersigned commences any bankruptcy or other similar proceedings under any insolvency law, state or federal, or any such proceeding is commenced against Undersigned or Undersigned becomes insolvent, or generally fails to pay or is generally unable to pay its debts, or makes an assignment for the benefit of creditors or admits in writing its insolvency or inability or failure to pay its debts generally as they become due, or fails within 30 days to pay or bond or otherwise discharge any judgment which is unstayed pending appeal; (h) Undersigned expresses an intent to terminate, revoke, or challenge responsibility for any Liabilities or any material term of any document executed in connection with the Liabilities is found or declared to be invalid by a court of competent jurisdiction; (i) any property of Undersigned becomes the subject of any attachment, garnishment, levy or lien (unless expressly permitted in writing signed by Bank); (j) any substantial part of the property of Undersigned is taken or condemned by any governmental authority; (k) Undersigned assigns or otherwise transfers, or attempts to assign or transfer, any of its right, title and interest in any of the Collateral without the prior written consent of Bank; (l) Undersigned fails to furnish financial or other information as Bank may reasonably request; (m) if there is any change in Undersigned's officers, principal owners or partners, as the case may be, which is unacceptable to Bank in its sole discretion; (n) Bank, in the reasonable and good faith exercise of its sole discretion, deems itself insecure for any reason whatsoever; or (o) Undersigned defaults under any other agreement or instrument applicable to it representing a material obligation and such default is not remedied within the grace period provided in such agreement or instrument or waived.

REMEDIES

     Upon the occurrence of a Default (a) Bank shall have no further obligations to advance funds to Undersigned hereunder; (b) all Liabilities shall, at the option of Bank, be immediately due and payable; and (c) Bank may exercise its right of set-off as set forth herein, any and all remedies available to Bank under this Note and the Security Documents, and all rights and remedies available to it under any applicable law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code. Undersigned hereby waives notice of presentment for payment, demand, nonpayment or dishonor, protest, acceleration and all further notice of any kind in connection with the delivery, acceptance, default or enforcement of this Note, and hereby waives all notice or right of approval of extensions, renewals, modifications or forebearances which may be allowed.

         Upon the occurrence of any Default and the continuance thereof, and upon prior written notice to Undersigned by Bank, interest shall accrue at an annual rate which shall be two percent (2%) above the rate of interest otherwise payable hereunder. At the option of Bank, interest which is not paid when due shall be added to principal. If any of the Liabilities or any portion thereof owing to Bank is not paid in full when due, Bank may, at its option and without notice, withdraw from any account of Undersigned with Bank an amount equal to such overdue amount and to apply such amount to the payment of the overdue Liabilities.

         All rights or remedies of Bank set forth or otherwise existing are cumulative. Neither any delay or failure by Bank, in exercising any of its options, powers or rights herein, nor any partial or single exercise thereof shall constitute a waiver of the right to exercise the same or any other right at any other time or from time to time thereafter. Bank is not required to resort to any particular security or persons to enforce payment, and Bank is not subject to any marshalling requirements of equities among Undersigned, if more than one, and among it or them.

CONFESSION OF JUDGMENT

         UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS BANK, BY ANY AUTHORIZED OFFICER, EMPLOYEE OR AGENT, OR BY ITS ATTORNEY, OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF A DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST UNDERSIGNED IN FAVOR OF BANK IN ANY JURISDICTION IN WHICH UNDERSIGNED OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ANY OR ALL OF THE LIABILITIES, TOGETHER WITH THE COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS, INCLUDING REASONABLE ATTORNEYS' FEES, WITH OR WITHOUT DECLARATION, WITH RELEASE OF ALL ERRORS, WITHOUT STAY OF EXECUTION AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. UNDERSIGNED HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED.

         UNDERSIGNED ACKNOWLEDGES THAT BY AGREEING THAT BANK MAY CONFESS JUDGMENT HEREUNDER, IT WAIVES THE RIGHT TO NOTICE IN A PRIOR JUDICIAL PROCEEDING TO DETERMINE ITS RIGHTS AND LIABILITIES, AND UNDERSIGNED FURTHER ACKNOWLEDGES THAT BANK MAY OBTAIN A JUDGMENT AGAINST UNDERSIGNED WITHOUT UNDERSIGNED'S PRIOR KNOWLEDGE OR CONSENT AND WITHOUT THE OPPORTUNITY TO RAISE ANY DEFENSE, SET OFF, COUNTERCLAIM OR OTHER CLAIM UNDERSIGNED MAY HAVE, AND UNDERSIGNED EXPRESSLY WAIVES SUCH RIGHTS AS AN EXPLICIT AND MATERIAL PART OF THE CONSIDERATION. THE FOREGOING POWER TO CONFESS JUDGMENT MAY BE EXERCISED AGAINST UNDERSIGNED AT ONE TIME OR AT DIFFERENT TIMES AS BANK ELECTS UNTIL THE LIABILITIES ARE FULLY DISCHARGED.

MISCELLANEOUS

         The invalidity of any portion of this Note shall not affect the remaining portions, or any portion thereof, and in the case of any such invalidity, this Note shall be construed as if such portion had not been inserted. Undersigned, if more than one, are jointly and severally liable, and the term "Undersigned" whenever used means each of the parties executing this Note. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of Bank and Undersigned.

         Undersigned irrevocably waives the right to interpose any defense (other than payment), set-off or counterclaim of any nature or description in any and all disputes between Undersigned and Bank, whether under this Note or under any other agreement heretofore or hereafter executed.

         Undersigned irrevocably agrees and consents to the exclusive jurisdiction of the Courts of Common Pleas for any county in Pennsylvania where Bank has an office and/or the United States District Court for the Eastern District of Pennsylvania in any and all disputes, actions or proceedings between Undersigned and Bank, whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process by certified mail, return receipt requested, to Undersigned at the address listed on the records of Bank and, if more than one Undersigned, that service upon any of them shall constitute service upon all of them, each, hereby appointing the other(s) their attorney-in-fact for the purpose of service. However, Bank is not precluded from bringing an action against any of Undersigned in any jurisdiction in the United States or elsewhere in which Undersigned, or any of their property is located. Undersigned further agrees not to make any objection in any such action or proceeding that the venue is improper or the forum is inconvenient.

         All  terms,  obligations  and  provisions  hereof are  governed  by and
construed  in  accordance  with  the  internal  laws  of  the   Commonwealth  of
Pennsylvania, without reference to conflict of laws principles.

         All notices, comments and other communications required by or given under this Note shall be in writing and shall be given by either (i) hand delivery, (ii) first class mail (postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy or other means of electronic transmission, if confirmed promptly by any of methods specified in clauses (i), (ii), and (iii) of this sentence and shall be sufficient, in the case of Undersigned, if sent to the attention of its proprietor, general partner or any executive officer at the address on the records of Bank, and, in the case of Bank, if sent to the address and attention of the loan officer servicing the account of Undersigned.

         IN WITNESS WHEREOF, Undersigned has executed this Note the day and year first above written.

Meridian Bank has merged
with CoreStates Bank, N.A.

BORROWER (if individuals, partnership, etc.)   BORROWER (if corporation)

                                              Rhetech, Inc.
----------------------------------            ----------------------------------
Business Name, if any                         Corporate Name


                                              By: /s/Charles D. Brown
----------------------------------            ----------------------------------
                                                     Title: Charles D. Brown,
                                                            President/CEO

                                              By: /s/Joseph A. Yurgosky
----------------------------------            ----------------------------------
                                                     Title: Joseph A. Yurgosky,
                                                            Secretary

                                              Attest:
----------------------------------            ----------------------------------
                                                     Title:


                                               (Corporate Seal)
----------------------------------



                                              Witness: /s/Cheryl Davis
----------------------------------            ----------------------------------

                            CORPORATE ACKNOWLEDGMENT

STATE OF PENNSYLVANIA               :
                                    :       ss.
COUNTY OF LEHIGH                    :

     On this the 26th day of MARCH, 1998 before me, a Notary Public in and for said County and State, personally appeared CHARLES D. BROWN, known to me (or satisfactorily proven) to be the PRESIDENT and CHIEF EXECUTIVE OFFICER (C.E.O) of RHETECH, INC., a Delaware Corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by himself as such officer. WITNESS my hand and notarial seal the day and year aforesaid.

 /s/Robin L. Cunconan-Lahr                 My Commission Expires: March 12, 2001
------------------------------------
Notary Public



NOTARIAL SEAL



                            CORPORATE ACKNOWLEDGMENT

STATE OF PENNSYLVANIA               :
                                    :       ss.
COUNTY OF LEHIGH                    :

     On this the 26th day of MARCH, 1998 before me, a Notary Public in and for said County and State, personally appeared JOSEPH A. YURGOSKY, known to me (or satisfactorily proven) to be the Secretary of RHETECH, INC., a Delaware Corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by himself as such officer.
WITNESS my hand and notarial seal the day and year aforesaid.

 /s/Robin L. Cunconan-Lahr                 My Commission Expires: March 12, 2001
------------------------------------
Notary Public



NOTARIAL SEAL